Exhibit 10.70

EXECUTION COPY

THIRD AMENDMENT, dated as of November 7, 2008 (this “Amendment”), to the CREDIT AGREEMENT dated as of May 11, 2007, as amended as of March 3, 2008 and June 13, 2008 (as further amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among AGILENT TECHNOLOGIES, INC. (the “Company”), a Delaware corporation, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Lenders have agreed to extend credit to the Company under the Credit Agreement on the terms and subject to the conditions set forth therein; and

WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the recital hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2.  Amendment of Certain Definitions: Section 1.01 of the Credit Agreement is hereby amended:

(a)  by changing the definition of “Acceptable Replacement Facility” therein to read as follows:

“Acceptable Replacement Facility” means a sale and repurchase transaction generally comparable to that provided for in the World Trade Master Repurchase Agreement (a) under which the Company or a Subsidiary will receive or retain net proceeds in an amount at least equal to the principal or face amount payable as a result of the exercise of the “put” under the World Trade Master Repurchase Agreement, (b) the obligations of the Company and the Subsidiaries under which constitute Repurchase Obligations and (c) under the terms of which none of the Company or any Subsidiary can be required (other than as a result of a breach, an event of default, a change in law or a similar event) to repurchase the securities or other assets that are the subject of such Repurchase Obligations prior to November 1, 2010.

(b)  by changing the definition of “Replacement Facility Requirement” therein to read as follows:

“Replacement Facility Requirement” means the requirement that (a) the Company shall have entered into a definitive principal agreement to establish an Acceptable Replacement Facility by and among the Company, one or more Subsidiaries and one or more counterparties; (b) the closing of the transactions provided for in such Acceptable Replacement Facility is scheduled to occur on or prior to November 17, 2008, subject to applicable closing conditions, (c) the Administrative Agent shall have received a certificate of a Financial Officer attaching copies of such definitive principal agreement; and (d) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer confirming that all conditions to the closing of the transactions provided for in such documentation have been satisfied or are expected to be satisfied on or prior to November 17, 2008, and that to the best of such Financial Officer’s knowledge there is no impediment to the closing of such transactions on or prior to November 17, 2008.

(c)  by changing clause (a)(iii) of the definition of “Repurchase Obligation Restricted Cash” therein to read as follows:

(iii) under the terms of the Repurchase Obligation none of the Company or any Subsidiary can be required (other than as a result of a breach, an event of default, a change in law or a similar event) to repurchase the securities or other assets that are the subject of such Repurchase Obligation prior to November 1, 2010 (it being agreed, however, that, at all times prior to November 17, 2008, the World Trade Restricted Cash may at all times constitute Repurchase Obligation Restricted Cash notwithstanding that the requirements of this clause (iii) are not satisfied with respect thereto)

SECTION 3.  Amendment of Article VII. The last sentence of Article VII of the Credit Agreement is amended to read as follows:

Notwithstanding anything in paragraph (g) of this Article VII, (i) the exercise of the “put” under the World Trade Master Repurchase Agreement will not constitute an Event of Default or a Default prior to November 12, 2008 (at which time an Event of Default shall be deemed to have occurred except as otherwise provided in clause (ii)); (ii) if, on or prior to November 12, 2008, the Company shall have satisfied the Replacement Facility Requirement, the exercise of the “put” under the World Trade Master Repurchase Agreement will not constitute an Event of Default or a Default unless and until the Company or a Subsidiary shall be required to repurchase the securities or other assets that are the subject of the “put” under the World Trade Master Repurchase Agreement (at which time an Event of Default shall be deemed to have occurred unless and until (A) such repurchase obligation shall be satisfied in full with proceeds received under, or shall be eliminated as a result of the effectiveness of, an Acceptable Replacement Facility or (B) if the condition in the preceding clause (A) shall not be satisfied other than as a result of any act or failure to act (including any failure to satisfy a condition) on the part of the Company or a Subsidiary, such repurchase obligation shall be satisfied in full with Repurchase Obligation Restricted Cash).

SECTION 4.  Representations, Warranties and Agreements.  The Company hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

(a)  The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined below) and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date.

(b)  As of the Third Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

SECTION 5.  Effectiveness.  This Amendment shall become effective as of the date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting at least the Required Lenders.

SECTION 6.  Credit Agreement.  Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.  As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 7.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.  Expenses.  The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, as well as all other out-of-pocket expenses in connection with the Credit Agreement that have not yet been reimbursed.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the date first above written.

AGILENT TECHNOLOGIES, INC.,

by:
/s/ Hilliard C. Terry, III
Name: Hilliard C. Terry, III
Title: Vice President, Treasurer

JPMORGAN CHASE BANK, N.A.,
INDIVIDUALLY AND AS ADMINISTRATIVE
AGENT,

by:
/s/ Ann B. Kerns
Name: Ann B. Kerns
Title: Vice President

To approve the Third Amendment to the AGILENT TECHNOLOGIES, INC. Credit Agreement:

Name of Institution:

BANK OF AMERICA, N.A.

by:	/s/ Kevin McMahon
Name: Kevin McMahon
Title: Senior Vice President

by:		(1)
Name:
Title:

(1) For any institution requiring a second signature line.

To approve the Third Amendment to the AGILENT TECHNOLOGIES, INC. Credit Agreement:

Name of Institution:

Citibank, N.A.

by:	/s/ Avram Spiegel
Name: Avram Spiegel
Title: Vice President

by:		(1)
Name:
Title:

(1) For any institution requiring a second signature line.

To approve the Third Amendment to the AGILENT TECHNOLOGIES, INC. Credit Agreement:

Name of Institution:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

by:	/s/ Rianka Mohan
Name: Rianka Mohan
Title: Vice President

by:	/s/ Christopher Reo Day	(1)
Name: Christopher Reo Day
Title: Associate

(1) For any institution requiring a second signature line.

To approve the Third Amendment to the AGILENT TECHNOLOGIES, INC. Credit Agreement:

Name of Institution:

STANDARD CHARTERED BANK

by:	/s/ Alok Gupta
Name: Alok Gupta
Title: Director

by:	/s/ Robert K. Reddington		(1)
	Name:	Robert K. Reddington
	Title:	AVP/Credit Documentation
		Credit Risk Control
		Standard Chartered Bank N.Y.

(1) For any institution requiring a second signature line.